Annual Shareholders' Meeting

June 16, 2015

Iowa City, Iowa

MidWestOne Financial Group, Inc.™

Review 2014: Another Record Year


Net Income
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$9,805
$13,311
$16,534
$18,607
$19,472*
$18,522
2010
2011
2012
2013
2014

You're the One™

*Non-GAAP; excludes Central Bancshares, Inc. transaction expenses


Return on Average Tangible Common Equity
10.98%
8.69%
10.67%
3.57%
1.71%
7.41%
9.50%
10.95%
11.43%
10.61%
2005
2006
2007
2008*
2009
2010
2011
2012
2013
2014

You're the One™

*Non-GAAP; excludes goodwill impairment charges

Review 2014: Another Record Year


Basic Earnings Per Share 2000 - 2014
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.04
$1.47
$1.95
$2.19
$2.31
ISB Financial Corp.
MOFG
2000
2001
2002
2003
2004
2005
2006
2007
2008*
2009
2010
2011
2012
2013
2014**

* Non-GAAP; excludes goodwill impairment charge; ** $2.31 2014 EPS excludes merger-related costs

Why MidWestOne?


Total Return Performance
MidWestOne Financial Group, Inc.
NASDAQ Composite
SNL-Midwestern Banks Index
Index Value
400
350
300
250
200
150
100
50
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14

	Period Ending					
Index	**12/31/09**	**12/31/10**	**12/31/11**	**12/31/12**	**12/31/13**	**12/31/14**
MidWest*One* Financial Group, Inc.	100.00	175.45	172.37	246.30	333.43	361.37
NASDAQ Composite	100.00	118.15	117.22	138.02	193.47	222.16
SNL-Midwestern Banks Index	100.00	124.18	117.30	141.18	193.28	210.12

Data provided by SNL Financial.

Balance Sheet Trends 2008 - 2014



Bank Loans
Bank Loans
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
(in thousands)
$1,003,837
$966,998
$938,035
$986,173
$1,035,284
$1,088,412
$1,132,519
2008
2009
2010
2011
2012
2013
2014

Bank Credit Quality Trends


NPA's/ Total Assets
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014

Bank portfolio only; excludes loan pools

Bank Credit Quality Trends


NCO's/ Avg. Loans
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2007
2008
2009
2010
2011
2012
2013
2014

Bank portfolio only; excludes loan pools

MidWestOne Financial Group, Inc.

Liquidity



Total Deposits
1,450,000
1,400,000
1,350,000
1,300,000
1,250,000
1,200,000
1,150,000
1,100,000
1,050,000
1,000,000
($ in thousands)
$1,128,189
$1,179,868
$1,219,328
$1,306,642
$1,399,733
$1,374,942
$1,408,542
2008
2009
2010
2011
2012
2013
2014

Expense Control Success

Non-Interest Expense: 2009 – 2014


$50,000
$48,000
$46,000
$44,000
$42,000
$40,000
$38,000
(in thousands)
$45,579
$43,289
$42,235
$48,960
Charge On Pension
$42,872
$42,087
$43,413
$42,463
2009
2010
2011
2012*
2013
2014**

•2012 shaded section shows charge on termination of pension
•**2014 shaded section shows $950,000 of acquisition related expenses

✓ Realizing Efficiency Improvements


80
70
60
50
40
30
20
10
0
67.3
Effect of Pension Charge
71.92
64.44
62.94
58.82
57.23
58.74
2009
2010
2011
2012
2013
2014
Efficiency Ratio (%)

Rewarding Our Shareholders

- ✓ Dividend increased
  - from $0.58 → $0.60 annually
- ✓ Share Repurchase Program:
  - 165,766 Shares repurchased at $24.05 (average) in 2014
  - **$8,854,804** returned to our shareholders via dividends and share repurchases in 2014, or **45.5% of our Net Income**
- ✓ MOFG Stock Price:
  - 1/2/2014: $27.27
  - 12/31/2013: $28.81

You're the *One*™

2014 Performance

Report By FMC Group	2014 Performance of Iowa Banks				
Company Size	*Number of Banks*	*Total Assets (000's)*	*Return on Assets (%)*	*Return on Equity (%)*	
Under $100 Mil	116	58,636	.82	6.96	*Lowest*
$100 - $250 Mil	124	154,431	1.01	9.51	
$250 - $500 Mil	46	333,463	1.05	9.84	
$500 Mil - $1 Bil	18	684,484	1.11	10.82	
Over $1 Bil	12	1,661,135	0.95	9.86	*Highest*

Why Central Bank?



Avenue of the Saints
Parkersburg
Cedar Falls
Waterloo
Hudson
Conrad
Belle Plaine
Melbourne
North Liberty
Coralville
Iowa City
Davenport
North English
West Liberty
Pella
Sigourney
Oskaloosa
Avenue of the Saints
Fairfield
Burlington
Ottumwa
Ft. Madison

Growing Capital Base


MOFG Tangible Common Equity to Tangible Asset Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.37%
8.68%
9.22%
9.69%
10.29%
2010
2011
2012
2013
2014

Company Overviews

As of or for the three months ended March 31, 2015

Central Bancshares, Inc.	
Headquarters:	Golden Valley, MN
Number of Offices:	22
Total Assets ($mm):	$1,178
Total Deposits ($mm):	$1,055
LTM ROAA [(1)]:	1.1%
LTM ROATE [(1)]:	15.1%

Company Overview

- Central founded in 1988 in Golden Valley, Minnesota
- Mr. John M. Morrison sole shareholder, 40+ year career in community bank ownership, is now Chairman of the Board of the combined company
- Since 2009, Central has completed 2 open-bank transactions and 6 FDIC-assisted transactions
- Strong organic growth combined with solid credit quality metrics

(1) Return metrics for Central adjusted using an assumed tax rate of 40% to account for S-Corporation status

Transaction Overview

Strategic Rationale

- Combination of two strong Midwest community banks with significant presence in key metropolitan markets
- Meaningfully enhances MidWest*One*'s scale, creating an almost$3 billion asset financial institution well-positioned for continued growth
- Unites similar community bank operating models and cultures in complementary geographies, including stable and attractive Iowa markets and the large metropolitan markets of the Twin Cities

Financial Appeal

- Substantial EPS accretion:
  - ✓ 10%+ in 2015 (1)
  - ✓ 20%+ in 2016
  - ✓ 30%+ forward
- TBVPS dilution earned back in under 3.5 years

Low Risk Combination

- Proven track record of successful acquisitions at both companies, with an experienced combined management team well-positioned for growth
- Low levels of credit risk and similarly conservative credit cultures

You're the *One*™

(1) Excluding transaction related one-time costs

MidWestOne Financial Group, Inc.

Transaction Overview

Financial Appeal

- Solid capital ratios at closing, earnings drive significant future capital accretion

As of or for the three months ended March 31, 2015

	Before Transaction	Pro Forma Close	Regulatory Minimums
TCE/TA	10.7%	7.7%	-
Tier 1 Leverage	11.3%	8.2%	4%
Tier 1 Risk Based	14.3%	10.4%	6%
Total Risk Based	15.5%	11.2%	8%

You're the *One*™

(1) Excluding transaction related one-time costs

Strength in Attractive Markets

MidWestOne Financial Group, Inc.



Central Florida Offices
Charlotte Harbor
North Fort Myers
Cape Coral
Lehigh
St James City
San Carlos Park
Sanibel
Bonita Springs
Naples
Rice Lake
Cornell
Eau
Bloomington
Prairie
Lakeville
Red Wing
Mondovi
Faribault
Rochester
Winona
Owatonna
Austin
Rushford
Decorah
Mason City
Postville
Nashua
Waterloo
Manchester
Dubuque
Ames
Marshalltown
Cedar Rapids
Maquoketa
Clinton
Des Moines
Davenport
Moline
Knoxville
Muscatine
Galva
Burlington
Corydon
Centerville
Keokuk
Macomb
MidWestOne Offices
Central Offices

Minneapolis-St. Paul, MN-WI MSA			June 2014	
			Total	Market
		# of	Deposits	Share
Rank	Institution	Branches	($mm)	(%)
1	Wells Fargo & Co. (CA)	100	121,770	57.40
2	U.S. Bancorp (MN)	101	56,924	26.83
3	TCF Financial Corp. (MN)	93	5,330	2.51
4	Bank of Montreal	34	3,049	1.44
5	Bremer Financial Corp. (MN)	26	2,459	1.16
6	Associated Banc-Corp (WI)	26	1,444	0.68
7	Klein Financial Inc. (MN)	18	1,394	0.66
8	Anchor Bancorp Inc. (MN)	15	1,247	0.59
9	Central (MN)	15	759	0.36
10	University Financial Corp Inc (MN)	7	653	0.31
11	Bridgewater Bancshares Inc. (MN)	3	583	0.27
12	Premier Bank (MN)	7	488	0.23
13	Vermillion Bancshares Inc. (MN)	6	464	0.22
14	BNP Paribas	3	439	0.21
15	Venture Bancshares Inc. (MN)	3	419	0.20
16	American National Corp. (NE)	5	379	0.18
17	Alerus Financial Corp. (ND)	4	376	0.18
18	Highland Bancshares Inc. (MN)	5	364	0.17
19	Duke Financial Group Inc. (MN)	7	341	0.16
20	Crosstown Holding Co. (MN)	7	317	0.15
	Top 20 Institutions	485	199,200	93.91
	Total For Institutions In Market	816	212,149	100.00

- Combined franchise well-positioned in compelling metropolitan Midwest markets, including Minneapolis/St. Paul, Iowa City and Waterloo/Cedar Falls
- Top 10 position in the large and concentrated low cost deposit markets of the Twin Cities MSA
- Expected to result in a pro forma ratio of non-interest bearing deposits to total deposits of greater than 20%
- Strong and growing markets in southwest Florida

Source: SNL Financial

Review 2014: Another Record Year


Basic Earnings Per Share 2000 - 2014
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.04
$1.47
$1.95
$2.19
$2.31
ISB Financial Corp.
MOFG
2000
2001
2002
2003
2004
2005
2006
2007
2008*
2009
2010
2011
2012
2013
2014**

* Non-GAAP; excludes goodwill impairment charge; ** $2.31 2014 EPS excludes merger-related costs

MidWestOne Financial Group, Inc.

Our Operating Principles

1. **Take care of our customers … and those who should be**
2. **Hire and retain excellent employees**
3. **Always conduct yourself with the utmost integrity**
4. **Work as one team**
5. **Learn constantly so we can continually improve**

Executive Management Team

Name	Position	Banking Experience	Years with Company
Charles N. Funk	President & CEO	35 Years	15 Years
Larry D. Albert	CEO, Central Bank	40 Years	19 Years
Susan R. Evans	Chief Operating Officer	39 Years	14 Years
Kent L. Jehle	EVP, Chief Credit Officer	34 Years	29 Years
Gary J. Ortale	EVP, Chief Financial Officer	37 Years	28 Years
Kurt R. Weise	Chairman, Central Bank	35 Years	27 Years
Douglas L. Benjamin	SVP, Chief Banking Officer	27 Years	11 Years
Jeffrey A. Burkhart	SVP, Regional President, MidWestOne Bank	23 Years	1 Year
James M. Cantrell	SVP, Chief Risk Officer	29 Years	6 Years
Barbara A. Finney	SVP, Operations, MidWestOne Bank	23 Years	18 Years
Sondra J. Harney	SVP, Director of Human Resources	36 Years	36 Years
John J. Henk	SVP, Chief Information Officer	28 Years	9 Years
Steven P. Hicks	SVP, Regional Credit Manager, MidWestOne Bank	27 Years	24 Years
Katie A. Lorenson	SVP, Chief Financial Officer, Central Bank	15 Years	4 Years
Todd A. Means	SVP, Regional President, MidWestOne Bank	19 Years	13 Years
Karin M. Taylor	SVP, Chief Risk Officer, Central Bank	25 Years	6 Years
Gregory W. Turner	SVP, Wealth Management, Regional President, MidWestOne Bank	18 Years	7 Years

Employee Engagement Awards

Top 100 Workplaces in Iowa
Des Moines Register

Game Changer Award
United Way of Johnson County

Coolest Places to Work in the Corridor
Corridor Business Journal

Top 50 Community Bank Leaders in Social Media
ICBA

2nd Place Nationally Midsize Companies
2014 Leadership 500 Excellence Awards Recognizing Exceptional Leadership Development



2013 Top Workplace in Iowa
United Way Company of the Year
MidWestOne Bank
2013
MidWestOne Bank

You're the One™

Serving Our Communities








OSKALOOSA
INDIANS


Central Bank
Central



Barb Kniff-McCulla



You're the One™

John Pothoven



You're the One™

Thank you for joining us.

MidWestOne Financial Group, Inc.™